July 23, 2025 ibm.com/investor 2Q 2025 Earnings Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on July 23, 2025. The reconciliation of non-GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on July 23, 2025, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, annual bookings, signings, GenAI book of business, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision- making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation, are included in Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on July 23, 2025, or in the Management Discussion section of the company’s 2024 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 25, 2025. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-2Q25 2

3 Arvind Krishna Chairman, President and Chief Executive Officer James Kavanaugh SVP, Finance & Operations and Chief Financial Officer

“We once again exceeded expectations for revenue, profit and free cash flow in the quarter. IBM remains highly differentiated in the market because of our deep innovation and domain expertise, both crucial in helping clients deploy and scale AI. Our generative AI book of business continues to accelerate and now stands at more than $7.5 billion. With our strong first-half performance, we are raising our full-year outlook for free cash flow, which we expect to exceed $13.5 billion.” Arvind Krishna IBM Chairman, President and CEO 4 CEO perspective

Financial highlights 5Revenue & ARR growth rates @CC $17.0B Revenue $2.8B Free cash flow 2Q25 “The innovation we are bringing to market across the portfolio continues to resonate with clients as they scale their AI adoption and investments. As a result, revenue growth, portfolio mix and ongoing productivity initiatives drove significant margin expansion and double-digit profit growth. This combination delivered solid free cash flow, fueling our ability to invest in the business and return value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO >5% Revenue growth yr/yr >110bps Pre-tax margin expansion (operating) 16% Adjusted EBITDA growth 10% Software ARR growth yr/yr ~200bps Adjusted EBITDA margin expansion 15% Earnings per share growth (operating)

Software

High value recurring revenue base; ARR of $22.7 billion, +10% yr/yr

Red Hat growth accelerated to 14%; OpenShift ARR $1.7B

First full quarter with HashiCorp, accelerated bookings growth

Strong performance across our AI offerings

$7.4B

Revenue

+8%

Revenue growth

Revenue categories-2Q25


Automation
+14% yr/yr
Hybrid Cloud
+14% yr/yr
Transaction
Processing
(2%) yr/yr
Data
+7% yr/yr

2Q25 results; revenue & ARR growth rates @CC

6

7 Infrastructure 2Q25 results; revenue growth rates @CC Revenue categories-2Q25 IBM Z +67% Distributed Infrastructure (17%) Infrastructure Support (3%) yr/yr Hybrid Infrastructure +19% yr/yr Strong early start to z17 Innovating across the portfolio to accelerate AI and hybrid cloud adoption Distributed Infrastructure impacted by product cycle dynamics Profit margin strength reflects mix benefit from IBM Z growth $4.1B Revenue +11% Revenue growth

8 Consulting 2Q25 results; revenue growth rates @CC Revenue categories-2Q25 Stabilization of revenue and solid backlog performance Continued momentum in generative AI bookings Signings impacted by discretionary spend Strong gross and profit margin expansion Strategy and Technology (2%) yr/yr Intelligent Operations +2% yr/yr $5.3B Revenue Flat Revenue growth

9 Summary 2025 Expectations Revenue growth @CC inflecting higher to 5%+ Raising operating pre-tax margin to expand by about a point Raising full-year free cash flow to over $13.5 billion 2Q25 Summary Exceeded our expectations across revenue, profitability, and free cash flow Productivity initiatives drove strong margin performance and fuel investments in innovation Innovation value reflected in strength of z17 launch & generative AI book of business at over $7.5 billion inception-to-date Generated $4.8 billion of free cash flow in 1H25, our highest first-half free cash flow margin in many years Maintained strong liquidity and solid investment grade balance sheet

ibm.com/investor

Supplemental material 11Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Revenue and P&L highlights Adjusted EBITDA performance Cash flow and balance sheet highlights Currency impact on revenue growth Software & Infrastructure segment details Consulting segment details Expense summary Balance sheet summary Free cash flow summary Cash flow (ASC 230) Software segment categories Consulting segment categories Infrastructure segment categories Non-GAAP supplemental materials

Revenue and P&L highlights 12Revenue growth rates @CC, $ in billions Revenue highlights 2Q25 B/(W) Yr/Yr Revenue $17.0 5% Americas $8.5 7% Europe/ME/Africa $5.4 8% Asia Pacific $3.1 (3%) Operating P&L highlights $ 2Q25 B/(W) Yr/Yr Gross profit $10.2 12% Expense $7.0 (11%) Pre-tax income $3.2 15% Net income $2.7 17% Earnings per share $2.80 15% Adjusted EBITDA $4.7 16% Operating P&L highlights % 2Q25 B/(W) Yr/Yr Gross profit margin 60.1% 2.3 pts Expense E/R 41.3% (1.1 pts) Pre-tax income margin 18.8% 1.1 pts Net income margin 15.6% 1.2 pts Tax rate 17.0% 1.5 pts

Adjusted EBITDA performance 13 $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures QTD YTD 2Q25 Yr/Yr 2Q25 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $3.2 $0.4 $4.9 $0.5 Net interest expense $0.3 $0.1 $0.6 $0.2 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $1.4 ($0.0) Stock-based compensation $0.4 $0.1 $0.8 $0.2 Workforce rebalancing charges $0.0 ($0.0) $0.3 ($0.1) Corporate (gains) and charges* $0.0 $0.0 $0.0 $0.3 Adjusted EBITDA $4.7 $0.6 $8.1 $1.0

Cash flow and balance sheet highlights 14 $ in billions *Non-GAAP financial measure; excludes Financing receivables **Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Cash flow 2Q25 YTD Yr/Yr Net cash from operations* $5.5 $0.2 Free cash flow** $4.8 $0.3 Select uses of cash 2Q25 YTD Yr/Yr Net capital expenditures $0.7 ($0.1) Acquisitions $7.8 $7.6 Dividends $3.1 $0.1 Balance sheet Jun 25 Dec 24 Jun 24 Cash & marketable securities $15.5 $14.8 $16.0 Total debt $64.2 $55.0 $56.5 Select debt measures Jun 25 Dec 24 Jun 24 IBM Financing debt $11.7 $12.1 $11.1 Core (non-IBM Financing) debt $52.4 $42.9 $45.4

Currency impact on revenue growth 15 Quarterly averages per US $ 1Q25 Yr/Yr 2Q25 Yr/Yr Spot @3Q 3Q25 4Q25 FY25 Earnings Euro 0.95 (3%) 0.88 5% 0.85 6% 9% 4% Pound 0.79 (1%) 0.75 6% 0.74 4% 5% 3% Yen 152 (3%) 144 7% 146 2% 4% 3% Revenue impact, future @3Q Earnings Spot 2.4 pts 1.5-2 pts ~3.5 pts ~1.5 pts Prior view 2-2.5 pts ~1.5 pts ~3 pts 1-1.5 pts US $B Yr/Yr Revenue as reported $17.0 8% Currency impact $0.4 2.4 pts Revenue @CC 5%

Software & Infrastructure segment details 16 $ in billions Revenue & ARR growth rates @CC Infrastructure segment 2Q25 B/(W) Yr/Yr Revenue $4.1 11% Hybrid Infrastructure $2.9 19% IBM Z 67% Distributed Infrastructure (17%) Infrastructure Support $1.3 (3%) Segment profit $1.0 48% Segment profit margin 23.3% 5.4 pts Software segment 2Q25 B/(W) Yr/Yr Revenue $7.4 8% Hybrid Cloud $1.8 14% Automation $1.9 14% Data $1.5 7% Transaction Processing $2.2 (2%) Segment profit $2.3 9% Segment profit margin 31.1% (0.3 pts) Annual recurring revenue $22.7 10%

Consulting segment details 17Revenue & signings growth rates @CC, $ in billions Consulting segment 2Q25 B/(W) Yr/Yr Revenue $5.3 Flat Strategy and Technology $2.9 (2%) Intelligent Operations $2.4 2% Gross profit margin 27.5% 1.2 pts Segment profit $0.6 21% Segment profit margin 10.6% 1.6 pts Signings $4.8 (18%) Book-to-bill ratio (TTM) 1.14

Expense summary 18 $ in billions *Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 2Q25 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $7.0 (11%) (4 pts) (6 pts) (1 pts) SG&A – operating $4.7 (1%) (1 pts) (5 pts) 6 pts R&D – operating $2.1 (14%) 0 pts (7 pts) (7 pts) IP and custom development income ($0.2) (11%) Other (income)/expense - operating ($0.1) (81%) Interest expense $0.5 (19%)

Balance sheet summary 19 $ in billions *Includes eliminations of inter-company activity Jun 25 Dec 24 Jun 24 Cash & marketable securities $15.5 $14.8 $16.0 Core (non-IBM Financing) assets* $120.0 $108.9 $105.3 IBM Financing assets $13.1 $13.5 $12.5 Total assets $148.6 $137.2 $133.8 Other liabilities $56.8 $54.8 $53.2 Core (non-IBM Financing) debt* $52.4 $42.9 $45.4 IBM Financing debt $11.7 $12.1 $11.1 Total debt $64.2 $55.0 $56.5 Total liabilities $121.0 $109.8 $109.7 Equity $27.6 $27.4 $24.1

Free cash flow summary 20$ in billions QTD B/(W) YTD B/(W) 2Q25 Yr/Yr 2Q25 Yr/Yr Net cash from operations $1.7 ($0.4) $6.1 ($0.2) Less: IBM Financing receivables ($1.5) ($0.5) $0.6 ($0.3) Net cash from operations (excluding IBM Financing receivables) $3.2 $0.2 $5.5 $0.2 Net capital expenditures ($0.3) $0.1 ($0.7) $0.1 Free cash flow (excluding IBM Financing receivables) $2.8 $0.2 $4.8 $0.3

Cash flow (ASC230) 21 $ in billions *Includes operating lease right-of-use assets amortization QTD QTD YTD YTD 2Q25 2Q24 2Q25 2Q24 Net income from operations $2.2 $1.8 $3.2 $3.4 Depreciation / amortization of intangibles* $1.3 $1.2 $2.4 $2.3 Stock-based compensation $0.4 $0.3 $0.8 $0.6 Operating assets and liabilities / other, net ($0.7) ($0.3) ($1.1) ($1.1) IBM Financing A/R ($1.5) ($0.9) $0.6 $1.0 Net cash provided by operating activities $1.7 $2.1 $6.1 $6.2 Capital expenditures, net of payments & proceeds ($0.3) ($0.4) ($0.7) ($0.8) Divestitures, net of cash transferred — — ($0.0) $0.7 Acquisitions, net of cash acquired ($0.7) ($0.2) ($7.8) ($0.2) Marketable securities / other investments, net $2.8 $2.8 ($2.8) ($1.7) Net cash provided by/(used in) investing activities $1.7 $2.2 ($11.3) ($2.0) Debt, net of payments & proceeds ($1.3) ($2.9) $5.8 $0.5 Dividends ($1.6) ($1.5) ($3.1) ($3.1) Financing - other $0.0 ($0.1) ($0.1) ($0.1) Net cash provided by/(used in) financing activities ($2.9) ($4.5) $2.6 ($2.6) Effect of exchange rate changes on cash $0.3 ($0.1) $0.5 ($0.2) Net change in cash, cash equivalents & restricted cash $0.9 ($0.3) ($2.1) $1.4

Software segment categories

Revenue categories

The Software portfolio delivers end-to-end enterprise capabilities for Hybrid Cloud and AI:

Hybrid Cloud
incl. RHEL, OpenShift, Ansible, Red Hat AI

Automation
incl. application development & integration, infrastructure lifecycle management incl. HashiCorp, network management, security software for identity access management and threat management, observability, FinOps, IT financial management, asset lifecycle management

Data
incl. AI assistants, AI tools and governance, databases, data intelligence, data integration, data security

Transaction Processing
incl. Customer Information Control System and storage software, analytics and integration software on IBM operating systems, AI assistants for Z, security software for Z

Revenue categories – FY 2024


Automation
Hybrid Cloud
Transaction Processing
Data

Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

22

Consulting segment categories Revenue categories – FY 2024 23 Revenue categories Strategy and Technology Provides strategy, process design, system implementation, cloud architecture and implementation services to help clients transform their businesses for growth and enable innovation. These services ensure clients benefit from the latest technologies to meet their objectives by leveraging AI and an ecosystem of strategic partners alongside IBM technology and Red Hat, including Adobe, AWS, Microsoft, Oracle, Palo Alto Networks, Salesforce, and SAP, among others. Intelligent Operations Focuses on application, cloud platform, and operations services that bring efficiency to clients’ processes by operationalizing and running hybrid cloud platforms, managing core business processes, and addressing security holistically across business functions and the IT landscape. These services help clients manage, optimize, and orchestrate custom and ISV packaged applications, enhancing operations through AI-powered solutions for faster, more efficient client outcomes. Intelligent Operations Strategy and Technology Revenue categories – FY2024 data is aligned to the 2025 revised revenue categories as described in the March 12, 2025, IBM investor article

Infrastructure segment categories Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models: – IBM Z: incl. hardware and operating system – Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms. Hybrid Infrastructure Infrastructure Support Revenue categories – FY 2024 24 Revenue categories IBM Z Distributed Infrastructure

Non-GAAP supplemental materials Reconciliation of revenue performance – 2Q 2025 25 The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Total revenue 8% 5% Americas 6% 7% Europe/ME/Africa 15% 8% Asia Pacific 1% (3%) 2Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of segment revenue performance – 2Q 2025 26 The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of these non-GAAP financial measures. GAAP @CC Consulting 3% Flat Strategy and Technology 1% (2%) Intelligent Operations 5% 2% Infrastructure 14% 11% Hybrid Infrastructure 21% 19% IBM Z 70% 67% Distributed Infrastructure (15%) (17%) Infrastructure Support (1%) (3%) 2Q25 Yr/Yr GAAP @CC Software 10% 8% Hybrid Cloud 16% 14% Automation 16% 14% Data 9% 7% Transaction Processing 1% (2%) 2Q25 Yr/Yr

Non-GAAP supplemental materials Reconciliation of expense summary – 2Q 2025 27 *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of these non-GAAP financial measures. Non-GAAP Operating GAAP adjustments (non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions/divestitures (5 pts) 0 pts (5 pts) Base* 4 pts 1 pts 6 pts R&D Currency 0 pts 0 pts 0 pts Acquisitions/divestitures (7 pts) 0 pts (7 pts) Base* (7 pts) 0 pts (7 pts) Operating expense & other income Currency (3 pts) 0 pts (4 pts) Acquisitions/divestitures (6 pts) 0 pts (6 pts) Base* 0 pts 0 pts (1 pts) 2Q25

Non-GAAP supplemental materials Reconciliation of continuing operations – 2Q 2025 28 $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of these non- GAAP financial measures. GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Operating (non-GAAP) Gross profit $9,977 $225 — — $10,202 Gross profit margin 59% 1.3 pts — — 60% SG&A 5,027 (348) — — 4,679 Other (income) & expense (39) (1) (25) — (65) Total expense  7,380 (350) (25) — 7,005 Pre-tax income 2,597 575 25 — 3,197 Pre-tax income margin 15.3% 3.4 pts 0.1 pts — 18.8% Tax rate 15.5% 1.3 pts 0.2 pts 0.0 pts 17.0% Net income 2,193 443 17 — 2,652 Net income margin 12.9% 2.6 pts 0.1 pts 0.0 pts 15.6% Earnings per share $2.31 $0.47 $0.02 $0.00 $2.80 2Q25

QTD YTD 2Q25 Yr/Yr 2Q25 Yr/Yr Net income as reported (GAAP) $2.2 $0.4 $3.2 ($0.2) Less: income/(loss) from discontinued operations, net of tax $0.0 ($0.0) $0.0 ($0.0) Income from continuing operations $2.2 $0.4 $3.2 ($0.2) Provision for/(Benefit from) income taxes from continuing operations $0.4 $0.0 $0.5 $0.6 Pre-tax income from continuing operations (GAAP) $2.6 $0.4 $3.8 $0.5 Non-operating adjustments (before tax) Acquisition-related charges* $0.6 $0.1 $1.1 $0.2 Non-operating retirement-related costs/(income) $0.0 ($0.1) $0.0 ($0.1) Operating (non-GAAP) pre-tax income from continuing operations $3.2 $0.4 $4.9 $0.5 Net interest expense $0.3 $0.1 $0.6 $0.2 Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $1.4 ($0.0) Stock-based compensation $0.4 $0.1 $0.8 $0.2 Workforce rebalancing charges $0.0 ($0.0) $0.3 ($0.1) Corporate (gains) and charges** $0.0 $0.0 $0.0 $0.3 Adjusted EBITDA $4.7 $0.6 $8.1 $1.0 Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 29 $ in billions *Primarily consists of amortization of acquired intangible assets **Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures Adjusted EBITDA margin utilized in the “Financial highlights” discussion in the company’s earnings presentation is calculated by dividing Adjusted EBITDA by total revenue The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights", “Adjusted EBITDA performance” and "Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of these non-GAAP financial measures.

Non-GAAP supplemental materials Reconciliation of net cash from operations to adjusted EBITDA 30 $ in billions *Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of this non-GAAP financial measure. QTD QTD YTD YTD 2Q25 2Q24 2Q25 2Q24 Net cash provided by operating activities $1.7 $2.1 $6.1 $6.2 Add: Net interest expense $0.3 $0.2 $0.6 $0.4 Provision for/(Benefit from) income taxes from continuing operations $0.4 $0.4 $0.5 ($0.1) Less change in: Financing receivables ($1.5) ($0.9) $0.6 $1.0 Other assets and liabilities/other, net* ($0.8) ($0.4) ($1.5) ($1.5) Adjusted EBITDA $4.7 $4.0 $8.1 $7.1

Non-GAAP supplemental materials Reconciliation of tax rate and pre-tax income margin – FY 2025 expectations *Includes estimated discrete tax events for the year; actual events will be recorded as they occur. The FY tax rate expectations do not include any impact from H.R. 1, signed into law on July 4, 2025, as Public Law 119-21 (the Act). The company is currently assessing the tax effects of the Act and expects to record a one-time, non- cash charge for the period ending September 30, 2025. This one-time, non-cash charge is not expected to impact operating (non-GAAP) net income or operating (non-GAAP) earnings per share. **Includes the impact of one-time, non-cash, U.S. and non-U.S. pension settlement charges in 2024 The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 23, 2025, for additional information on the use of this non-GAAP financial measure. 31 Tax rate GAAP Operating (non-GAAP) Full-Year 2025* Mid Teens Mid Teens GAAP Operating (non-GAAP) Pre-tax income margin B/(W)** B/(W) Pre-tax income margin Yr/Yr >5 pts ~1 pt

ibm.com/investor